                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of report: March 19, 2001
                       (Date of earliest event reported)

                                    1-10711
                                   ---------
                             (Commission File No.)



                          Sizzler International, Inc.
                        -------------------------------
             (Exact name of Registrant as specified in its charter)



             Delaware                                     95-4307254
             --------                                     ----------
(State or other jurisdiction of incorporation)     (IRS Employer Identification
                                                               Number)



         6101 West Centinela Avenue, Suite 200, Culver City, CA  90230
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (310) 568-0135
                              -------------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

       On January 31, 2001 Sizzler International, Inc. (the "Company") issued a press release announcing the opening of the tenth Oscar's restaurant, located in Lake Forest, California. A copy of the press release is filed with this report.

       On March 5, 2001 the Company issued a press release announcing it will hold a quarterly conference to discuss third quarter results, which press release is filed with this report.

       On March 8, 2001, the Company issued a press release announcing the appointment of A. Keith Wall to Chief Financial Officer, which press release is filed with this report.

       On March 8, 2001, the Company issued a press release announcing earnings and same-store sales for the third quarter, which press release is filed with this report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.      Description
-----------      --------------
99.1            Press Release dated January 31, 2001.
99.2            Press Release dated March 5, 2001.
99.3            Press Release dated March 8, 2001.
99.4            Press Release dated March 8, 2001.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                          Sizzler International, Inc.


                                          By:  /s/ Mary E. Arnold
                                            ------------------------------
                                            Name:  Mary E. Arnold
                                            Title: Vice President and
                                                   Controller


Dated:  March 19, 2001


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